UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Prudential Sector Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRUDENTIAL SECTOR FUNDS, INC.

Prudential Financial Services Fund

*** Your Proxy Vote is Critical ***

You will receive a very important package in a few days regarding a Special Shareholder Meeting scheduled for October 2, 2017. The package includes:

•                                          A description of the proxy proposals

•                                          Several voting options that enable you to vote on these issues quickly and easily.

PLEASE

•                                          Read the information carefully!

•                                          Vote your proxy immediately—doing so will enable us to hold the shareholder meeting on time and save the expense of additional solicitation costs if not enough shareholders vote.

The proxy statement is also available online at WWW.PGIMINVESTMENTS.COM/FUNDCHANGES.

Prudential has retained a proxy solicitor D.F. King & Co., Inc. to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

If you have any proxy-related questions please call the DF King toll-free information line at 1-866-828-6951.

Thank you in advance for your vote!